                                  EXHIBIT 99.2

                    CERTIFICATION OF CHIEF FINANCIAL OFFICER

I, Ann B. Bledsoe, Chief Financial Officer and Treasurer of Newnan Coweta Bancshares, Inc. (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

                  (1) the Quarterly Report on Form 10-QSB of the Registrant, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of
                       Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a)); and

                  (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: May 14, 2003                          /s/ Ann B. Bledsoe
                                             _____________________________
                                             Ann B. Bledsoe
                                             Chief Financial Officer